UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2024

Frontier Communications Parent, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11001 (Commission File Number)	86-2359749 (I.R.S. Employer Identification No.)
1919 McKinney Avenue Dallas, TX 75201 (Address of Principal Executive Offices) (972) 445-0042 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FYBR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of George H. Young III as Director

On February 5, 2024, the Board of Directors (the “Board”) of Frontier Communications Parent, Inc. (the “Company”) appointed George H. “Woody” Young III to serve on the Board, effective immediately. The Board has determined that Mr. Young is independent under the listing standards of the Nasdaq Stock Market LLC.

Mr. Young, age 64, has had a more than 30-year career in investment banking, with extensive experience in telecommunications M&A.  Mr. Young served as a Partner and the Chairman of Mergers and Acquisitions at Perella Weinberg Partners LLC (“Perella Weinberg”) from January 2016 to August 2021, during which time he led the firm’s U.S, telecommunications and media advisory businesses. Before joining Perella Weinberg in 2016, he was the Co-Head of Global Telecommunications, Media, and Technology at Lazard. During his career, Mr. Young has advised companies on some of the most notable deals in the telecommunications sector, including AT&T’s acquisition of Time Warner and Sprint’s merger with Nextel Communications. He also previously worked at Merrill Lynch,  Lehman Brothers, First Boston and Bain & Company, and, from 1991 to 1992, he served as a White House Fellow and Special Assistant to the Deputy Secretary of the U.S. Treasury.  Mr. Young is a member of the Council on Foreign Relations.  Most recently, from October 2022 to August 2023, Mr. Young served as President of Solidigm.

Mr. Young will be compensated for service on the Board in the same manner as the Company’s other non-employee directors. For a description of the Company’s director compensation programs, see “Director Compensation” in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders held on May 17, 2023, filed with the U.S. Securities Exchange Commission (the “SEC”) on April 6, 2023. The Company entered into an indemnification agreement with Mr. Young in the form filed with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K on April 30, 2021. There are no transactions in which Mr. Young has an interest that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure

On February 5, 2024, the Company issued a press release announcing the appointment of Mr. Young to the Board, a copy of which is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished under this Item 7.01, including Exhibit 99.1, of this Current Report is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued by Frontier Communications Parent, Inc. on February 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS PARENT, INC.

Date: February 5, 2024	By:	/s/ Mark D. Nielsen
		Name:	Mark D. Nielsen
		Title:	Executive Vice President, Chief Legal & Regulatory Officer